Putnam
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The renewed investor rush to safety in the wake of the tragic events of September 11 presented a bittersweet conclusion to Putnam Income Fund's fiscal 2001. The entire period, in fact, offered a study in contrasts for fixed-income investors, beginning with an economy still enjoying its longest expansion in history and ending amid increasing talk of recession.

In general, however, declining interest rates and investors' conservative mood provided a beneficient environment for your fund throughout the period. The fund's positive performance during times such as these serves as a reminder of the value of an income-based investment in even the most aggressive equity-oriented programs.

As you will see in the following report from Fund Manager James Prusko and the Core Fixed-Income Team, the shifting realities handed them a full measure of challenges as they worked their way through the unpredictable twists of the market. As you will also see, they are already positioning the portfolio in anticipation of an economic rebound during the coming months.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 14, 2001

REPORT FROM FUND MANAGEMENT

James M. Prusko and the
Core Fixed-Income Team

Amid a slowing economy, precipitous interest rate cuts, and the tragic terrorist attacks of September 11, Putnam Income Fund posted strong returns during the fiscal year ended October 31, 2001. As the equity markets experienced extreme turbulence, the bond market witnessed a flight to quality as investors shifted assets into bonds. Under these volatile market conditions, major stock indexes were down more than 20% over the past twelve months while most bond indexes, and your fund in particular, turned in a solid performance at public offering price. These positive returns prove once again the benefits to investors of diversifying their entire portfolio across a combination of stocks and bonds. Meanwhile, as the U.S. economy continues to cool, we believe the combined efforts of the Federal Reserve Board and Congress to stimulate economic activity should soften the impact of a possible recession.

Total return for 12 months ended 10/31/01

      Class A          Class B          Class C         Class M
    NAV     POP      NAV    CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   13.39%   8.07%   12.63%  7.63%   12.61%  11.61%   13.10%   9.43%
-----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* SLOWING U.S. ECONOMY DOMINATED THE TENOR  OF THE MARKET

After a decade of robust economic growth, the U.S. economy is showing the first signs of a recession, which is defined as two or more consecutive quarters of shrinking gross domestic product (GDP). While GDP growth slowed to a crawl at 0.3% in the second quarter of 2001, preliminary readings by the U.S. Commerce Department indicate a 0.4% decline during the third quarter.

To stem the effects of declining growth, the Fed embarked on what has proven to be the most aggressive campaign to lower short-term rates in recent memory. All told, the Fed cut rates 9 times in the first 10 months of 2001, reflecting a drop from 6.5% to 2.5% by the end of this reporting period. A subsequent cut just after the end of the fiscal year brought short-term rates down to 2.0%, their lowest level in approximately 40 years.


[GRAPHIC OMITTED: horizontal bar chart U.S. TREASURY YIELD CURVES AT 10/31/00 AND 10/31/01]

U.S. TREASURY YIELD CURVES AT 10/31/00 AND 10/31/01

              10/31/00      10/31/01
3
mo.            6.38%         2.03%

6
mo.            6.35%         1.92%

2
yr.            5.92%         2.41%

5 yr.          5.81%         3.48%

10 yr.         5.76%         4.25%

30 yr.         5.79%         4.89%

Footnote reads:
Source: Bloomberg, Inc.

In spite of the Fed's aggressive actions, yields on long-term Treasuries and corporate bonds have failed to decline significantly. In essence, interest costs have not dropped for some borrowers, which has mitigated the Fed's attempts to reignite the economy. Then, on October 31, 2001, the U.S. Treasury Department made a bold move by eliminating new issuances of the 30-year bond. As this report was being written, the move was achieving its desired effect and bond yields have come down by approximately half a percentage point.

Throughout most of the reporting period, declining interest rates and a steepening yield curve (the difference between short-term maturity interest rates and long-term maturity interest rates) provided a favorable backdrop for the bond market. In addition, the Treasury elected to use part of the budget surplus to buy back its own bonds, which helped push bond prices higher. As a result, all fixed-income sectors performed well. Investors should keep in mind, however, that there is a down side to a bond price rally.


[GRAPHIC OMITTED: horizontal bar chart BOND MARKET PERFORMANCE BY SECTOR]

BOND MARKET PERFORMANCE BY SECTOR*

Comparison of total returns, 10/31/00-10/31/01

Credit Suisse
First Boston
High Yield Index                                 0.4%

Lehman
Mortgage-Backed
Securities Index                                13.1%

Lehman
Corporate
Bond Index                                      15.8%

Lehman
Long-term Treasury
Bond Index                                      17.8%

Footnote reads:
*Past performance is not indicative of future results. These indexes reflect the general performance of market sectors in which the fund invests. The fund's performance will differ. The indexes may include bonds different from those in the fund. Securities indexes assume revinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. It is not possible to invest directly in an index.

While prices of older, higher-coupon bonds will rise when interest rates fall, the fund's assets will gradually need to be reinvested at lower prevailing rates. This inevitably translates into a reduction in the fund's income stream; one such adjustment was made in April and in light of the current interest-rate environment, we believe additional adjustments will be needed in fiscal 2002.

* BB-RATED HOLDINGS CONTINUE TO BOLSTER PERFORMANCE

At the end of the semiannual period, we reported that the fund's relative performance was largely attributable to the strong returns posted by its BB-rated bonds, which are the top tier of the high-yield sector. However, rising uncertainty in this sector prompted your portfolio management team to substantially reduce the fund's BB-rated holdings, which included bonds of older industrial companies. As expected, deteriorating economic conditions resulted in lower performance from these bonds. This declining performance was exacerbated by the tragic events of September 11. Yet, when measured over the entire fiscal period, the fund's BB-rated holdings still returned more than 10%.

"Investors seeking safety have propelled bond funds to a banner year. Look for that trend to continue."

-- Kiplinger's Personal Finance, November 2001


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                  10/31/00          10/31/01
Corporate
bonds and notes                     43.6%            28.2%

U.S. government and
agency obligations                  32.7%            68.6%

Collateralized
mortgage obligations                18.2%            12.2%

Short-term
investments                          0.8%             4.7%

Other                                3.6%             3.8%

Footnote reads:
*Based on total net assets as of indicated dates. Holdings will vary over time.

On the whole, your fund maintains a highly diversified portfolio of corporate high-yield bonds, corporate investment-grade bonds, U.S. Treasuries, mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. This broad diversification gives us the flexibility to benefit from changing market conditions. For example, at the beginning of the fiscal year, high-yield and investment-grade bonds performed well. However, as the performance of these sectors started to drop, we shifted the fund's allocation accordingly. Since September 11, Treasuries have rallied, reflecting investors' flight to quality amid the tragedy and overall uncertainty about a recession.

Throughout the reporting period, your portfolio management team maintained a vigilant watch over the individual credit risk of its holdings. We followed a consistently conservative approach, selling positions quickly at the first sign of any potential credit problems. While individual industry sectors such as technology, telecom munications, and airlines were hit hard by credit problems, your fund's exposure in these sectors was low.

When taking all market conditions into account, your fund's solid positive performance serves as an important reminder that a high-quality bond fund belongs in the asset allocation strategy of astute investors. The rationale is that equities perform poorly, as they have this past year, when the economy is slowing, interest rates are declining, and bond returns are high. By factoring intermediate- and long-term bonds into the portfolio mix, investors can partially offset negative returns from equities and lower the volatility in their portfolios.

* LAYING THE FOUNDATION FOR AN ECONOMIC REBOUND

Recent economic data show that the economy has been in recession for several months. Unemployment has risen sharply, with a resulting dampening effect on consumer spending. However, there are several reasons to be optimistic. The Fed and Congress are focused on taking concrete steps to stimulate economic activity. Since inflation is in check, the Fed can comfortably continue its aggressive posture on the interest rate front. Do not be surprised to see rates come down even more in the near term. Furthermore, since the government debt burden has declined in recent years, Congress is in a healthy position fiscally to stimulate the economy. In fact, an economic stimulus package is expected to pass soon. Finally, the underlying long-term fundamentals of the economy are still strong, so if the country does slip into a recession, we believe it will be relatively mild.

As we enter a period of increasing uncertainty, your portfolio management team will continue to maintain broad diversification among all sectors, to take advantage of changes in yield spreads, and to keep a close eye on the credit risk of individual holdings. With inflation and interest rates near historic lows and more volatility likely in the equity markets, we believe the environment for bonds should be favorable.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, mainly through fixed-income securities.


TOTAL RETURN FOR PERIODS ENDED 10/31/01

                        Class A             Class B            Class C              Class M
(inception dates)      (11/1/54)           (3/1/93)           (7/26/99)            (12/14/94)
                     NAV       POP        NAV    CDSC        NAV     CDSC        NAV        POP
-------------------------------------------------------------------------------------------------
1 year              13.39%    8.07%     12.63%   7.63%      12.61%  11.61%      13.10%     9.43%
-------------------------------------------------------------------------------------------------
5 years             32.35    26.07      27.56   25.66       27.35   27.35       30.92     26.75
Annual average       5.77     4.74       4.99    4.67        4.95    4.95        5.54      4.86
-------------------------------------------------------------------------------------------------
10 years           100.07    90.54      85.62   85.62       85.50   85.50       95.03     88.71
Annual average       7.18     6.66       6.38    6.38        6.37    6.37        6.91      6.56
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)       8.37     8.26       7.34    7.34        7.56    7.56        7.89      7.82
-------------------------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/01

                        Lehman Aggregate           Consumer
                           Bond Index             price index
------------------------------------------------------------------------
1 year                       14.56%                  2.13%
------------------------------------------------------------------------
5 years                      47.13                  12.19
Annual average                8.03                   2.33
------------------------------------------------------------------------
10 years                    113.17                  29.26
Annual average                7.86                   2.60
------------------------------------------------------------------------
Annual average
(life of fund)                  --*                  4.11
------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

*The Lehman Aggregate Bond Index was introduced on 12/31/75.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/91

                Fund's class A       Lehman Aggregate      Consumer price
Date             shares at POP          Bond Index             index

10/31/91             9,425               10,000               10,000
10/31/92            10,653               10,983               10,320
10/31/93            12,183               12,287               10,604
10/31/94            11,677               11,836               10,881
10/31/95            13,571               13,688               11,186
10/31/96            14,397               14,489               11,521
10/31/97            15,676               15,777               11,761
10/31/98            16,112               17,250               11,929
10/31/99            16,097               17,342               12,234
10/31/00            16,804               18,607               12,656
10/31/01           $19,054              $21,317              $12,926

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,562 and $18,550, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $19,503 ($18,871 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/01

                   Class A         Class B         Class C         Class M
------------------------------------------------------------------------------
Distributions
(number)             12              12              12              12
------------------------------------------------------------------------------
Income            $0.4081         $0.3607         $0.3617         $0.3962
------------------------------------------------------------------------------
Capital gains        --              --              --              --
------------------------------------------------------------------------------
Return of
capital 1          0.0049          0.0043          0.0043          0.0048
------------------------------------------------------------------------------
  Total           $0.4130         $0.3650         $0.3660         $0.4010
------------------------------------------------------------------------------
Share value:    NAV      POP        NAV             NAV         NAV      POP
------------------------------------------------------------------------------
10/31/00       $6.29    $6.60      $6.25           $6.27       $6.25    $6.46
------------------------------------------------------------------------------
10/31/01        6.69     7.02       6.65            6.67        6.64     6.86
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2          5.38%    5.13%      4.69%           4.68%       5.24%    5.07%
------------------------------------------------------------------------------
Current 30-day
SEC yield 3     5.27     5.02       4.52            4.51        5.02     4.86
------------------------------------------------------------------------------

1 See page 42.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Based only on investment income, calculated using SEC guidelines.



TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                        Class A             Class B            Class C              Class M
(inception dates)      (11/1/54)           (3/1/93)           (7/26/99)            (12/14/94)
                     NAV       POP        NAV    CDSC        NAV     CDSC        NAV        POP
-------------------------------------------------------------------------------------------------
1 year              11.44%    6.08%     10.85%   5.85%     10.83%   9.83%       11.31%     7.72%
-------------------------------------------------------------------------------------------------
5 years             33.15    26.90      28.53   26.61      28.34   28.34        31.91     27.64
Annual average       5.89     4.88       5.15    4.83       5.12    5.12         5.69      5.00
-------------------------------------------------------------------------------------------------
10 years            99.77    90.20      85.52   85.52      85.54   85.54        95.04     88.68
Annual average       7.17     6.64       6.37    6.37       6.38    6.38         6.91      6.55
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)       8.35     8.24       7.33    7.33       7.54    7.54         7.87      7.80
-------------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Credit Suisse First Boston (CSFB) High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Baa by Moody's.

Lehman Corporate Bond Index* is an index of publicly issued, fixed-rate, non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Lehman Long-Term Treasury Bond Index* is composed of all bonds covered by the Lehman Brothers U.S. Treasury Index with maturities of 10 or more years.

Consumer price index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and brokers or by appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
December 5, 2001



THE FUND'S PORTFOLIO
October 31, 2001

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (68.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (57.0%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
$         1,022,551 7 1/2s, December 1, 2029                                                         $    1,072,063
            971,083 Federal National Mortgage Association Graduated
                    Payment Mortgages 8s, December 1, 2008                                                1,026,124
                    Federal National Mortgage Association
                    Pass-Through Certificates
            111,551 11s, with due dates from August 1, 2013 to
                    October 1, 2015                                                                         125,185
         14,778,036 8s, with due dates from January 1, 2025 to
                    June 1, 2028                                                                         15,732,076
        144,386,350 7 1/2s, with due dates from September 1, 2022 to
                    August 1, 2031                                                                      151,248,921
         34,539,000 7 1/4s, May 15, 2030                                                                 42,347,923
          3,651,478 7s, with due dates from January 1, 2013 to
                    September 1, 2016                                                                     3,826,422
         88,463,000 7s, TBA, November 1, 2016                                                            92,637,348
            115,000 6 5/8s, November 15, 2030                                                               131,010
        287,739,666 6 1/2s, with due dates from September 1, 2010 to
                    September 1, 2031                                                                   298,368,495
        467,695,908 6s, with due dates from December 1, 2015 to
                    September 1, 2031                                                                   474,534,496
        379,773,000 6s, TBA, December 1, 2029                                                           382,978,284
          1,703,190 5 1/2s, August 15, 2014                                                               1,734,461
                    Government National Mortgage Association
                    Pass-Through Certificates
            142,665 11s, with due dates from January 15, 2010 to
                    July 15, 2013                                                                           161,253
          9,819,953 9 1/2s, November 15, 2028                                                            10,872,750
            123,524 9s, with due dates from September 15, 2008 to
                    May 15, 2009                                                                            134,018
         88,874,809 8s, with due dates from January 15, 2022 to
                    November 15, 2028                                                                    94,597,143
          8,812,092 7 1/2s, with due dates from August 15, 2029 to
                    January 15, 2030                                                                      9,272,524
         48,293,884 7s, with due dates from January 15, 2023 to
                    December 15, 2028                                                                    50,655,511
         86,953,092 6 1/2s, with due dates from September 15, 2024 to
                    November 1, 2029                                                                     90,043,312
                                                                                                      -------------
                                                                                                      1,721,499,319

U.S. Treasury Obligations (11.6%)
-------------------------------------------------------------------------------------------------------------------
         47,080,000 U.S. Treasury Bonds 5 3/8s, February 15, 2031                                        50,596,405
                    U.S. Treasury Notes
         43,360,000 7s, July 15, 2006 (SEG)                                                              49,687,958
         54,375,000 6 5/8s, May 15, 2007                                                                 62,089,181
         46,560,000 5s, August 15, 2011                                                                  49,251,634
        132,880,000 4 5/8s, May 15, 2006                                                                138,984,507
                                                                                                     --------------
                                                                                                        350,609,685
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $2,017,466,775)                                                            $2,072,109,004

CORPORATE BONDS AND NOTES (28.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
$         8,665,000 Boeing Co. deb. 6 5/8s, 2038                                                     $    8,586,235
          3,600,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              4,379,688
         12,409,000 Raytheon Co. notes 6.15s, 2008                                                       12,610,770
          3,460,000 Sequa Corp. sr. notes 9s, 2009                                                        3,096,700
                                                                                                      -------------
                                                                                                         28,673,393

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
          9,645,000 American Airlines, Inc. 144A pass-through
                    certificates Ser. 01-2, Class A-2, 7.858s, 2011                                      10,286,296
          1,923,966 Continental Airlines, Inc. pass-through
                    certificates Ser. 974C, 6.8s, 2009                                                    1,850,702
          7,522,728 Continental Airlines, Inc. pass-through
                    certificates Ser. 981C, 6.541s, 2009                                                  7,252,060
            430,000 Northwest Airlines, Inc. company guaranty
                    8.7s, 2007                                                                              318,200
          3,550,000 Northwest Airlines, Inc. company guaranty
                    8.52s, 2004                                                                           2,804,500
            900,000 Northwest Airlines, Inc. company guaranty
                    7 7/8s, 2008                                                                            657,000
                                                                                                      -------------
                                                                                                         23,168,758

Automotive (0.9%)
-------------------------------------------------------------------------------------------------------------------
          7,245,000 DaimlerChrysler Corp. company guaranty
                    8 1/2s, 2031                                                                          7,582,037
         11,505,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     9,759,346
          5,955,000 Ford Motor Co. notes 7.45s, 2031                                                      5,590,137
          4,465,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  4,655,700
                                                                                                      -------------
                                                                                                         27,587,220

Banking (5.2%)
-------------------------------------------------------------------------------------------------------------------
         21,488,000 Bank of America Corp. sub. notes 7.4s, 2011                                          23,619,395
         13,060,000 Bank One Corp. notes 6s, 2008                                                        13,399,560
         10,685,000 Bank United Corp. notes Ser. A, 8s, 2009                                             11,906,830
         16,885,000 Citicorp sub. notes 6 3/8s, 2008                                                     17,906,711
          7,470,000 Colonial Bank sub. notes 8s, 2009                                                     7,460,513
          5,525,000 Dime Capital Trust I bank guaranty Ser. A,
                    9.33s, 2027                                                                           6,334,413
          2,025,000 Firstar Bank Milwaukee sr. notes 6 1/4s, 2002                                         2,086,925
          5,385,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                5,542,781
          8,170,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 9,325,810
          4,020,000 National City Corp. sub. notes 7.2s, 2005                                             4,340,314
          6,215,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     6,822,889
         18,995,000 Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                        18,818,726
          8,500,000 PNC Funding Corp. company guaranty 5 3/4s, 2006                                       8,853,430
          5,570,000 Riggs Capital Trust company guaranty
                    Ser. A, 8 5/8s, 2026                                                                  4,201,098
          9,215,000 Royal Bank of Scotland Group PLC bonds
                    Ser. 2, 8.817s, 2005 (United Kingdom)                                                10,227,360
          5,785,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       6,276,725
            160,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          143,469
                                                                                                      -------------
                                                                                                        157,266,949

Beverage (0.3%)
-------------------------------------------------------------------------------------------------------------------
          7,665,000 Pepsi Bottling Group, Inc. (The) sr. notes
                    Ser. B, 7s, 2029                                                                      8,368,877

Broadcasting (--%)
-------------------------------------------------------------------------------------------------------------------
            118,400 AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                           128,464

Cable Television (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,100,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                        1,188,000
          3,838,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         4,077,875
                                                                                                      -------------
                                                                                                          5,265,875

Chemicals (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,370,000 Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                 2,275,200
            360,000 Lyondell Petrochemical Co. sec. notes
                    Ser. B, 9 7/8s, 2007                                                                    345,600
          4,920,000 Rohm & Haas Co. notes 7.4s, 2009                                                      5,428,138
                                                                                                      -------------
                                                                                                          8,048,938

Computers (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,150,000 IBM Corp. deb. 7 1/8s, 2096                                                           7,612,391

Conglomerates (0.8%)
-------------------------------------------------------------------------------------------------------------------
         12,000,000 Tyco International Group SA company
                    guaranty 5.8s, 2006 (Luxembourg)                                                     12,461,280
         11,810,000 Tyco International, Ltd. company guaranty
                    6 3/8s, 2005 (Luxembourg)                                                            12,410,893
                                                                                                      -------------
                                                                                                         24,872,173

Consumer Finance (1.4%)
-------------------------------------------------------------------------------------------------------------------
          4,220,000 Ford Motor Credit Corp. bonds 7 3/8s, 2011                                            4,297,479
          7,920,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            8,041,176
          1,600,000 Ford Motor Credit Corp. notes 6.55s, 2002                                             1,636,672
         14,240,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                           14,259,936
          1,550,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                          1,440,384
          5,985,000 Household Finance Corp. notes 6 1/2s, 2008                                            6,247,861
          7,000,000 Household Finance Corp. notes 6 1/2s, 2006                                            7,399,490
             10,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                          10,002
                                                                                                      -------------
                                                                                                         43,333,000

Distribution (--%)
-------------------------------------------------------------------------------------------------------------------
          1,360,000 Pepsi Bottling Holdings, Inc. 144A company
                    guaranty 5 3/8s, 2004                                                                 1,424,070

Electric Utilities (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,760,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     6,185,491
          9,240,000 CILCORP, Inc. sr. notes 8.7s, 2009                                                    9,993,793
          5,895,000 CMS Energy Corp. sr. notes Ser. B, 6 3/4s, 2004                                       5,845,069
         10,825,000 DPL, Inc. 144A bonds 8 1/8s, 2031                                                    10,756,803
          1,900,000 Mission Energy Holding 144A sec. notes
                    13 1/2s, 2008                                                                         2,128,000
            176,975 Northeast Utilities notes Ser. A, 8.58s, 2006                                           189,914
          1,864,641 Northeast Utilities notes Ser. B, 8.38s, 2005                                         1,970,049
          2,210,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,335,351
          8,330,000 PSI Energy, Inc. 144A 1st mtge. 6.65s, 2006                                           8,693,947
                                                                                                      -------------
                                                                                                         48,098,417

Electrical Equipment (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,090,000 Avista Corp. 144A sr. notes 9 3/4s, 2008                                              3,297,061

Energy (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,750,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 2,894,375
          9,200,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       9,250,118
                                                                                                      -------------
                                                                                                         12,144,493

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
            100,000 United Artists Theatre sr. sub. notes Ser. B,
                    9 3/4s, 2008 (In default) (NON)                                                           5,125

Financial (3.2%)
-------------------------------------------------------------------------------------------------------------------
         11,995,000 AFLAC, Inc. sr. notes 6 1/2s, 2009                                                   12,459,566
          5,395,000 American General Institute 144A company
                    guaranty 8 1/8s, 2046                                                                 6,239,318
          4,265,000 Associates First Capital Corp. deb. 6.95s, 2018                                       4,583,553
          5,285,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  6,113,952
            620,000 Conseco Finance Trust III, Inc. bonds 8.796s, 2027                                      142,600
          9,655,000 Conseco Financing Trust II company
                    guaranty 8.7s, 2026                                                                   2,220,650
          9,070,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      7,139,632
          4,425,000 Markel Capital Trust I company guaranty
                    Ser. B, 8.71s, 2046                                                                   3,470,660
          9,830,000 Nisource Finance Corp. company guaranty
                    7 7/8s, 2010                                                                         11,122,055
         13,975,000 Principal Financial Group AU 144A notes
                    7.95s, 2004 (Australia)                                                              15,180,344
          9,140,000 Salomon, Inc. sr. notes 7.2s, 2004                                                    9,872,937
          1,620,000 Salomon, Inc. sr. notes 6 3/4s, 2003                                                  1,698,781
         12,166,000 Sun Life Canada Capital Trust 144A company
                    guaranty 8.526s, 2049                                                                12,795,591
          7,510,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           4,782,068
                                                                                                      -------------
                                                                                                         97,821,707

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
         13,100,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                 13,153,710

Gaming & Lottery (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,035,000 International Game Technology sr. notes 8 3/8s, 2009                                  3,171,575
          1,590,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,641,675
          1,375,000 Mohegan Tribal Gaming sr. notes 8 1/8s, 2006                                          1,412,813
          2,090,000 Mohegan Tribal Gaming sr. sub. notes 8 3/4s, 2009                                     2,184,050
          5,330,000 Park Place Entertainment Corp. sr. sub. notes
                    9 3/8s, 2007                                                                          5,409,950
                                                                                                      -------------
                                                                                                         13,820,063

Health Care (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,430,000 HCA, Inc. deb. 7.19s, 2015                                                            1,415,700
             25,000 HCA, Inc. med. term notes 8.85s, 2007                                                    27,125
          2,880,000 HCA, Inc. med. term notes 8.7s, 2010                                                  3,139,200
             70,000 HCA, Inc. notes 7 1/4s, 2008                                                             72,800
            585,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/2s, 2007 (In default) (NON)                                                   2,627
            600,000 Integrated Health Services, Inc. sr. sub. notes
                    Ser. A, 9 1/4s, 2008 (In default) (NON)                                                   2,694
          1,275,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    Ser. B, 9 1/2s, 2007 (In default) (NON)                                                  12,750
            550,000 Mariner Post-Acute Network, Inc. sr. sub. notes
                    stepped-coupon Ser. B, zero %
                    (10 1/2s, 11/1/02), 2007 (In default) (NON) (STP)                                         2,750
            120,000 Multicare Cos., Inc. sr. sub. notes 9s, 2007 (In default) (NON)                              12
          3,420,000 Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                    3,582,450
                                                                                                      -------------
                                                                                                          8,258,108

Homebuilding (0.2%)
-------------------------------------------------------------------------------------------------------------------
          4,135,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           3,990,275
          1,570,000 Lennar Corp. company guaranty
                    Ser. B, 9.95s, 2010                                                                   1,695,600
                                                                                                      -------------
                                                                                                          5,685,875

Investment Banking/Brokerage (0.7%)
-------------------------------------------------------------------------------------------------------------------
          7,255,000 Goldman Sachs Group, Inc (The) notes
                    Ser. B, 7.35s, 2009                                                                   7,878,059
         12,400,000 Morgan Stanley Dean Witter & Co. sr. notes
                    6 3/4s, 2011                                                                         13,000,160
                                                                                                      -------------
                                                                                                         20,878,219

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          5,920,000 HMH Properties, Inc. company guaranty Ser. B,
                    7 7/8s, 2008                                                                          5,061,600

Manufacturing (0.4%)
-------------------------------------------------------------------------------------------------------------------
         13,210,000 Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                           13,623,077

Media (0.5%)
-------------------------------------------------------------------------------------------------------------------
         13,625,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                             14,537,739

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
          4,095,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          3,813,469
            120,400 Anker Coal Group, Inc. company guaranty
                    Ser. B, 14 1/4s, 2007 (PIK)                                                              51,772
                                                                                                      -------------
                                                                                                          3,865,241

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
          7,940,000 Osprey Trust 144A sec. notes 8.31s, 2003                                              6,645,939

Oil & Gas (2.8%)
-------------------------------------------------------------------------------------------------------------------
          5,600,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       5,682,712
          8,570,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       8,655,700
          4,120,000 El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031                                          4,242,405
          2,180,000 El Paso Energy Partners L.P. company guaranty
                    Ser. B, 8 1/2s, 2011                                                                  2,289,000
          4,240,000 Leviathan Gas Corp. company guaranty
                    Ser. B, 10 3/8s, 2009                                                                 4,579,200
         12,975,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                   13,954,613
         12,440,000 Occidental Petroleum Corp. 144A Structured Notes
                    6.019s, 2004 (issued by STEERS Credit
                    Linked Trust 2001)                                                                   12,129,000
            840,000 Ocean Energy, Inc. company guaranty
                    Ser. B, 8 3/8s, 2008                                                                    883,730
          9,100,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                            10,761,751
          2,210,000 Pioneer Natural Resources Co. company
                    guaranty 9 5/8s, 2010                                                                 2,442,050
          2,502,000 Port Arthur Finance Corp. company guaranty
                    12 1/2s, 2009                                                                         2,564,550
            750,000 Seagull Energy sr. sub. notes 8 5/8s, 2005                                              761,250
          7,240,000 Union Oil Company of California company
                    guaranty 7 1/2s, 2029                                                                 7,604,824
          3,530,000 Union Pacific Resources Group, Inc. notes 7.3s, 2009                                  3,765,063
          4,565,000 Yosemite Securities Trust I 144A bonds 8 1/4s, 2004                                   3,322,042
                                                                                                      -------------
                                                                                                         83,637,890

Paper & Forest Products (0.2%)
-------------------------------------------------------------------------------------------------------------------
          3,455,000 Georgia-Pacific Group notes 8 7/8s, 2031                                              3,435,479
          1,199,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        1,204,995
                                                                                                      -------------
                                                                                                          4,640,474

Pharmaceuticals (0.5%)
-------------------------------------------------------------------------------------------------------------------
         14,815,000 Bristol-Myers Squibb Co. notes 4 3/4s, 2006                                          15,118,559

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Calpine Corp. sr. notes 8 3/4s, 2007                                                    721,301
          1,660,000 Calpine Corp. sr. notes 7 7/8s, 2008                                                  1,674,082
            250,000 Midland Funding II Corp. deb. Ser. B, 13 1/4s, 2006                                     296,630
                163 Midland Funding II Corp. deb. Ser. C-94, 10.33s, 2002                                       167
          1,163,000 York Power Funding 144A notes 12s, 2007
                    (Cayman Islands)                                                                      1,203,705
                                                                                                      -------------
                                                                                                          3,895,885

Railroads (0.5%)
-------------------------------------------------------------------------------------------------------------------
          8,420,000 Burlington Northern Santa Fe Corp. notes
                    7 1/8s, 2010                                                                          9,095,116
          7,000,000 Union Pacific Corp. notes 5 3/4s, 2007                                                7,152,880
                                                                                                      -------------
                                                                                                         16,247,996

Real Estate (0.5%)
-------------------------------------------------------------------------------------------------------------------
          6,050,000 EOP Operating LP notes 6 3/8s, 2002                                                   6,087,510
          8,615,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       8,667,724
                                                                                                      -------------
                                                                                                         14,755,234

Retail (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,320,000 K mart Corp. deb. 7.95s, 2023                                                         1,029,600
            660,000 K mart Corp. med. term notes Ser. D, 7.55s, 2004                                        664,587
          6,309,000 K mart Corp. notes 8 3/8s, 2004                                                       5,741,190
            680,000 K mart Corp. notes 8 1/8s, 2006                                                         649,400
          1,000,000 Southland Corp. deb. Ser. A, 4 1/2s, 2004                                               875,000
          2,760,000 Southland Corp. sr. sub. deb. 5s, 2003                                                2,654,734
                                                                                                      -------------
                                                                                                         11,614,511

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             27,960 Aran Shipping & Trading SA notes
                    8.3s, 2004 (Greece)                                                                      13,980

Software (--%)
-------------------------------------------------------------------------------------------------------------------
            390,000 Telehub Communications Corp. company
                    guaranty stepped-coupon zero %
                    (13 7/8s, 7/31/02), 2005 (STP)                                                               39

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
          2,970,000 Amkor Technologies, Inc. sr. notes 9 1/4s, 2006                                       2,569,050
            745,000 Flextronics International, Ltd. sr. sub. notes
                    9 7/8s, 2010 (Singapore)                                                                771,075
                                                                                                      -------------
                                                                                                          3,340,125

Telecommunications (2.3%)
-------------------------------------------------------------------------------------------------------------------
         10,880,000 Bowater Canada Finance 144A notes
                    7.95s, 2011 (Canada)                                                                 10,845,510
          7,320,000 Calpoint Receivable Structured Trust 2001
                    144A bonds 7.44s, 2006                                                                7,338,666
            210,000 Flag, Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                        151,200
         12,500,000 France Telecom 144A notes 7 3/4s, 2011 (France)                                      13,603,750
             10,000 Sprint Capital Corp. company guaranty 6 1/8s, 2008                                        9,901
          9,405,000 Sprint Capital Corp. company guaranty 5 7/8s, 2004                                    9,712,261
         11,940,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                      13,126,955
         12,960,000 Worldcom, Inc.-WorldCom Group notes
                    7 1/2s, 2011                                                                         13,251,211
                                                                                                      -------------
                                                                                                         68,039,454

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            320,000 Kasper A.S.L., Ltd. sr. notes 12 3/4s, 2004 (In default) (NON)                           83,200

Tobacco (0.4%)
-------------------------------------------------------------------------------------------------------------------
          6,198,000 Philip Morris Companies, Inc. notes 7 1/4s, 2003                                      6,463,398
          4,530,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                      4,903,634
                                                                                                      -------------
                                                                                                         11,367,032

Waste Management (0.4%)
-------------------------------------------------------------------------------------------------------------------
          8,460,000 Browning-Ferris deb. 7.4s, 2035                                                       7,021,800
          4,250,000 Waste Management, Inc. notes 6 5/8s, 2002                                             4,327,818
                                                                                                      -------------
                                                                                                         11,349,618

Water Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Azurix Corp. sr. notes Ser. B, 10 3/4s, 2010                                            430,000
          5,820,000 Azurix Corp. sr. notes Ser. B, 10 3/8s, 2007                                          5,005,200
                                                                                                      -------------
                                                                                                          5,435,200
                                                                                                      -------------
                    Total Corporate Bonds and Notes
                    (cost $839,004,711)                                                               $ 852,185,679

COLLATERALIZED MORTGAGE OBLIGATIONS (12.2%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,930,725 Arc Net Interest Margin Trust FRN
                    Ser. 01-5A, Class A, 3.076s, 2008                                                 $   3,930,725
         12,006,722 Banc of America Commercial Mortgage, Inc.
                    Ser. 01-PB1, Class XC, Interest Only (IO)
                    0.952s, 2035                                                                            548,659
         12,730,065 Blackstone Hotel Acquisition Co. jr. mtge.
                    loan FRN 9.794s, 2003 (United Kingdom)
                    (acquired 8/17/98, cost $12,682,327) (RES)                                           18,650,900
                    Chase Commercial Mortgage Securities Corp.
          3,750,000 Ser. 00-1, Class E, 8.42s, 2010                                                       4,183,066
          3,787,998 Ser. 98-1, Class A1, 6.34s, 2006                                                      4,012,911
        136,712,706 Commercial Mortgage Asset Trust Ser. 99-C1,
                    Class X, IO, 0.922s, 2020                                                             8,144,018
                    Countrywide Home Loan
          8,905,000 Ser. 98-A12, Class A14, 8s, 2028                                                      9,503,305
          6,994,010 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     7,238,800
          9,610,000 Countrywide Mortgage Backed Securities, Inc.
                    Ser. 93-C, Class A8, 6 1/2s, 2024                                                     9,834,970
         21,094,500 Criimi Mae Commercial Mortgage Trust
                    Ser. 98-C1, Class A2, 7s, 2011                                                       21,608,678
         10,100,000 Criimi Mae Commercial Mortgage Trust 144A
                    Ser. 98-C1, Class B, 7s, 2011                                                         9,351,969
                    CS First Boston Mortgage Securities Corp.
          4,540,000 Ser. 99-C1, Class E, 8.189s, 2009                                                     4,959,233
          4,317,270 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    4,452,750
                    Fannie Mae
              5,240 Ser. 92-15, Class L, IO, 10.376s, 2022                                                  107,123
         20,012,383 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                   21,325,696
         28,604,201 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   30,481,352
         14,990,000 FFCA Secured Lending Corp. Ser. 00-1,
                    Class A2, 7.77s, 2027 (acquired various
                    dates 11/17/00 to 6/28/01, cost $15,052,611) (RES)                                   16,907,566
          7,681,000 First Union National Bank Commercial
                    Mortgage Ser. 00-C1, Class E, 8.499s, 2010                                            8,509,108
                    Freddie Mac
         21,041,144 Ser. 2028, Class SG, IO, 11.882s, 2029                                                3,846,584
            419,000 Ser. 2028, Class SG, IO, 10.114s, 2023                                                  149,046
         39,766,160 Ser. 2191, Class MS, IO, 3.378s, 2027                                                 2,535,093
          2,524,390 Ser. 180, Principal Only (PO), zero %, 2026                                           2,300,350
          1,308,611 G-Force FRB Ser. 01-1, Class A, 3.063s, 2033                                          1,308,611
          7,870,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               8,110,192
                    General Growth Properties-Homart 144A FRB
          2,162,000 Ser. 99-C1, Class F, 8.07s, 2003                                                      2,162,000
          1,825,000 Ser. 99-C1, Class G, 8.07s, 2003                                                      1,825,000
          8,834,167 General Growth Properties-Ivanhoe FRB
                    Ser. 99-C1, Class F, 4.59s, 2004                                                      8,834,167
                    GMAC Commercial Mortgage Securities, Inc.
          9,305,000 Ser. 98-C2, Class D, 6 1/2s, 2010                                                     9,455,052
            989,375 Ser. 01-C2, Class A1, 6 1/4s, 2034                                                    1,045,027
        103,815,321 GMAC Commercial Mortgage Securities, Inc.
                    144A FRN Ser. 01-C1, Class X1, IO, 0.616s, 2011                                       3,925,517
                    Government National Mortgage Association
            891,318 Ser. 99-46, Class SQ, IO, 0.821s, 2027                                                   61,278
          2,891,143 Ser. 99-31, Class MP, PO, zero %, 2029                                                2,686,053
         13,880,219 Ser. 98-2, Class EA, PO, zero %, 2028                                                12,353,395
          8,200,000 GS Mortgage Securities Corp. II Ser. 01-LIB,
                    Class A2, 6.615s, 2016                                                                8,220,500
         26,865,000 GS Mortgage Securities Corp. II 144A
                    Ser. 01-GL3A, Class A2, 6.45s, 2018                                                  28,304,796
          2,163,955 Headlands Mortgage Securities, Inc. Ser. 98-1,
                    Class X2, IO, 6 1/2s, 2028                                                               61,245
                    Housing Securities Inc.
          1,827,215 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,859,829
            298,703 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      286,802
                    LB Commercial Conduit Mortgage Trust
          5,118,000 Ser. 99-C2, Class B, 7.425s, 2009                                                     5,671,649
          7,652,000 Ser. 99-C1, Class D, 7.02s, 2009                                                      7,981,386
          1,018,522 Ser. 99-C1, Class A1, 6.41s, 2007                                                     1,080,191
                    Merrill Lynch Mortgage Investors, Inc.
         75,492,603 Ser. 98-C2, IO, 6.96s, 2030                                                           5,033,823
          4,805,000 Ser. 96-C2, Class E, 6.96s, 2028                                                      4,783,776
          1,910,804 Ser. 98-C2, Class A1, 6.22s, 2030                                                     2,014,928
         10,757,315 Ser. 96-C2, IO, 1.754s, 2028                                                            716,034
                    Morgan Stanley Dean Witter Capital I
          2,300,000 Ser. 00, Class B, 7.638s, 2010                                                        2,591,094
          9,207,000 Ser. 00-LIF2, Class A2, 7.2s, 2010                                                   10,212,577
         10,799,000 Ser. 01-IQA, Class A3, 5.72s, 2011                                                   11,041,978
         30,320,642 PNC Mortgage Acceptance Corp. Ser. 01-C1,
                    Class X1, IO, 0.612s, 2021                                                            1,331,266
            913,532 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      932,118
                    Prudential Home Mortgage Securities 144A
            412,175 Ser. 94-31, Class B3, 8s, 2009                                                          419,324
            264,015 Ser. 94-31, Class B4, 8s, 2009                                                          266,696
          7,580,000 Residential Funding Mortgage Ser. 98-S13,
                    Class A21, 6 3/4s, 2028                                                               7,806,263
          1,313,836 Sears Mortgage Securities Ser. 93-7, Class T7, 7s, 2007                               1,324,715
         24,907,560 Structured Asset Security Corp. Ser. 98-RF3, IO,
                    6.1s, 2028                                                                            4,642,146
         15,477,536 TIAA Retail Commercial Mortgage Trust
                    Ser. 99-1, Class A, 7.17s, 2032                                                      16,678,593
                                                                                                     --------------
                    Total Collateralized Mortgage Obligations
                    (cost $346,783,491)                                                              $  367,609,923

ASSET-BACKED SECURITIES (2.5%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         2,078,545 ABSC Nims Trust Ser. 01-HE3, Class A, 7s, 2031                                   $    2,042,170
          4,705,000 Advanta Mortgage Loan Trust Ser. 00-1,
                    Class A4, 8.61s, 2028                                                                 5,276,752
         14,910,000 Conseco Finance Securitizations Corp.
                    Ser. 00-4, Class A6, 8.31s, 2032                                                     16,960,125
         14,340,000 Conseco Finance Securitizations Corp.
                    Ser. 00-5, Class A6, 7.96s, 2032                                                     15,881,550
          6,800,000 Conseco Finance Securitizations Corp.
                    Ser. 01-3, Class A4, 6.91s, 2031                                                      7,048,625
          6,249,855 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      4,124,904
          8,326,012 First Plus Home Loan Trust Ser. 97-3,
                    Class B1, 7.79s, 2023                                                                 8,661,004
            482,043 Ford Credit Auto Owner Trust Ser. 00-C3,
                    Class A3, 7.13s, 2002                                                                   483,547
          1,855,000 Lehman ABS Manufactured Housing Contract
                    Ser. 01-B, Class A6, 6.467s, 2028                                                     1,862,531
         65,100,883 Lehman Manufactured Housing Ser. 98-1,
                    Class 1, IO, 0.82s, 2028                                                              1,546,146
         11,206,949 Xerox Equipment Lease Owner Trust 144A FRB
                    Ser. 01-1, Class A, 4.525s, 2008                                                     11,206,949
                                                                                                     --------------
                    Total Asset-Backed Securities (cost $75,123,075)                                 $   75,094,303

FOREIGN GOVERNMENT BONDS AND NOTES (0.7%) (a) (cost $18,878,375)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$        18,975,000 Quebec (Province of) sr. unsub.
                    5 3/4s, 2009 (Canada)                                                            $   19,891,682

PREFERRED STOCKS (0.6%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
             10,989 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                            $          110
              2,855 Chevy Chase Capital Corp. Ser. A, $5.188 pfd. (PIK)                                     163,449
             17,322 CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                    1,801,488
         13,404,000 First Union Capital II Ser. A, 7.95% pfd.                                            14,537,174
              2,490 Fresenius Medical Capital Trust II company
                    guaranty pfd. 8.75%, 2008 (Germany)                                                   2,490,000
                  1 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                        8,900
                                                                                                     --------------
                    Total Preferred Stocks (cost $17,340,290)                                        $   19,001,121

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $773,900)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Micron Technology, Inc. cv. notes 6 1/2s, 2005                                   $      840,000

COMMON STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                150 AmeriKing, Inc. (NON)                                                            $            2
              3,544 Fitzgerald Gaming Corp. (NON)                                                                35
                310 Genesis Health Ventures, Inc. (NON)                                                       7,161
                441 PSF Holdings LLC Class A (NON)                                                          704,818
                                                                                                     --------------
                    Total Common Stocks
                    (cost $1,536,007)                                                                $      712,016

UNITS (--%) (a) (cost $3,791,425)
NUMBER OF UNITS                                                                                               VALUE
-------------------------------------------------------------------------------------------------------------------
          4,233,139 Contifinancial Corp. Liquidating Trust
                    units 8 1/8s, 2031                                                               $      243,405

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09   $            1
             24,000 CGA Group, Ltd. 144A                                                  2/11/07               240
                521 Genesis Health Ventures, Inc.                                         10/1/02             3,620
                315 McCaw International, Ltd.                                             4/15/07                 3
              1,285 Raintree Resort 144A                                                  12/1/04                12
                390 Telehub Communications Corp. 144A                                     7/31/05                 1
                835 UIH Australia/Pacific, Inc. 144A                                      5/15/06                 8
                                                                                                     --------------
                    Total Warrants (cost $182,922)                                                   $        3,885

CONVERTIBLE PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 51 Anker Coal Group, Inc. 14.25% cv. pfd.                                           $          255
                129 World Access, Inc. 144A Ser. D, zero % cv. pfd.                                              32
                                                                                                     --------------
                    Total Convertible Preferred Stocks
                    (cost $220,600)                                                                  $          287

SHORT-TERM INVESTMENTS (4.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$             6,709 Short-term investments held as collateral
                    for loaned securities with yields ranging
                    from 2.19% to 3.93% and due
                    dates ranging from November 2, 2001 to
                    December 26, 2001. (d)                                                           $        6,696
         61,338,000 Receivables Capital Corp. for an effective
                    yield of 2.43%, November 19, 2001                                                    61,263,474
         26,400,000 Windmill Funding Corp. effective yield of
                    2.42%, November 19, 2001                                                             26,368,056
         54,577,000 Interest in $1,000,000,000 joint tri-party
                    repurchase agreement dated
                    October 31, 2001 with S.B.C. Warburg, Inc.
                    due November 1, 2001 with respect to
                    various U.S. Government obligations --
                    maturity value of $54,580,987 for an effective
                    yield of 2.63%                                                                       54,577,000
                                                                                                     --------------
                    Total Short-Term Investments (cost $142,215,226) (b)                             $  142,215,226
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $3,463,316,797) (b)                                      $3,549,906,531
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,019,695,781.

  (b) The aggregate identified cost on a tax basis is $3,464,664,084, resulting in gross unrealized appreciation and depreciation of $121,586,730 and $36,344,283, respectively, or net unrealized appreciation of $85,242,447.

  (d) See footnote L to the financial statements.

(NON) Non-income-producing security.

(STP) The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin accruing interest or dividend income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $35,558,466 or 1.2% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2001, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2001
                          Market      Aggregate Face   Delivery    Unrealized
                          Value           Value         Date      Depreciation
------------------------------------------------------------------------------
British Pounds         $18,364,391     $18,276,553    12/19/01        $(87,838)
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                                                                   Unrealized
                                      Aggregate Face  Expiration  Appreciation/
                       Total Value        Value         Date     (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Bond
(Long)                 $53,562,188     $51,033,155      Dec-01      $2,529,033
U.S. Treasury Note
5 Yr (Short)            56,138,189      55,243,509      Dec-01        (894,680)
U.S. Treasury Note
10 Yr (Short)           13,939,453      13,488,750      Dec-01        (450,703)
------------------------------------------------------------------------------
                                                                    $1,183,650
------------------------------------------------------------------------------
TBA Sales Commitments at October 31, 2001
(Proceeds receivable $457,514,921)
                                         Principal   Settlement        Market
Agency                                    Amount        Date           Value
------------------------------------------------------------------------------
FNMA, 6 1/2s,
November 2031                         $ 58,167,000    11/14/01    $ 59,803,238
FNMA, 6s, December
2031                                     3,611,000    11/14/01       3,641,477
FNMA, 6s, November
2031                                   395,600,000    11/14/01     400,299,728
------------------------------------------------------------------------------
                                                                  $463,744,443
------------------------------------------------------------------------------
Swap Contracts Outstanding at October 31, 2001
                                          Notional   Termination   Unrealized
                                           Amount       Date      Depreciation
------------------------------------------------------------------------------
Agreement with
Morgan Stanley
dated September
28, 2000 to pay
semi-annually the
notional
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by
three month USD
LIBOR.                                  $28,000,000   Oct-10       $(4,549,381)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $6,417 of securities
loaned (identified cost $3,463,316,797) (Note 1)                             $3,549,906,531
-------------------------------------------------------------------------------------------
Cash                                                                             68,504,694
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        34,755,767
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           12,425,366
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                  526,294,839
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     612,781
-------------------------------------------------------------------------------------------
Total assets                                                                  4,192,499,978

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                692,745,947
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        5,616,930
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      3,661,338
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        1,019,736
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       117,644
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          3,523
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,108,579
-------------------------------------------------------------------------------------------
Payable for open forward contracts (Note 1)                                          87,838
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                          4,549,381
-------------------------------------------------------------------------------------------
TBA sales commitments, at value (proceeds receivable $457,514,921) (Note 1)     463,744,443
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                    6,696
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              142,142
-------------------------------------------------------------------------------------------
Total liabilities                                                             1,172,804,197
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,019,695,781

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $3,220,938,871
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                           (96,902)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions (Note 1)                                         (278,052,000)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     76,905,812
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding    $3,019,695,781

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,251,189,888 divided by 186,961,669 shares)                                        $6.69
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.69)*                                $7.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($474,783,465 divided by 71,367,322 shares)**                                         $6.65
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,545,071 divided by 5,176,756 shares)**                                           $6.67
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,024,351,161 divided by 154,211,251 shares)                                        $6.64
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.64)*                                $6.86
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($234,826,196 divided by 34,959,258 shares)                                           $6.72
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $184,137,020
-------------------------------------------------------------------------------------------
Dividends                                                                         1,153,061
-------------------------------------------------------------------------------------------
Total investment income                                                         185,290,081

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 13,839,210
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,129,351
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    46,251
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     38,936
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,692,373
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,038,663
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               185,167
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             4,986,426
-------------------------------------------------------------------------------------------
Other                                                                               876,746
-------------------------------------------------------------------------------------------
Total expenses                                                                   30,833,123
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (455,456)
-------------------------------------------------------------------------------------------
Net expenses                                                                     30,377,667
-------------------------------------------------------------------------------------------
Net investment income                                                           154,912,414
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (9,883,664)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,614,260
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                          (9,980)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                     (4,254,455)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                                  (87,955)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures contracts,
TBA sale commitments and swap contracts during the year                         192,306,575
-------------------------------------------------------------------------------------------
Net gain on investments                                                         179,684,781
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $334,597,195
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended October 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  154,912,414   $  197,815,385
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                         (12,533,839)    (116,301,707)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                      192,218,620       29,958,425
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  334,597,195      111,472,103
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (67,078,939)     (66,755,585)
--------------------------------------------------------------------------------------------------
   Class B                                                            (22,469,710)     (24,000,494)
--------------------------------------------------------------------------------------------------
   Class C                                                               (975,597)        (339,786)
--------------------------------------------------------------------------------------------------
   Class M                                                            (61,932,203)     (86,532,277)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (12,278,194)     (15,019,596)
--------------------------------------------------------------------------------------------------
  From return of capital
   Class A                                                               (804,190)              --
--------------------------------------------------------------------------------------------------
   Class B                                                               (269,383)              --
--------------------------------------------------------------------------------------------------
   Class C                                                                (11,696)              --
--------------------------------------------------------------------------------------------------
   Class M                                                               (742,487)              --
--------------------------------------------------------------------------------------------------
   Class Y                                                               (147,200)              --
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          260,547,901     (827,254,775)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               428,435,497     (908,430,410)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,591,260,284    3,499,690,694
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
net investment income and undistributed
net investment income of $96,902 and
$10,705,575, respectively)                                         $3,019,695,781   $2,591,260,284
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.29        $6.44        $6.87        $7.14        $7.02
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .38(c)       .43(c)       .40(c)       .48(c)       .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43         (.16)        (.40)        (.28)         .15
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .81          .27           --          .20          .60
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.42)        (.40)        (.40)        (.44)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.04)        (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --         (.01)        (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.42)        (.43)        (.47)        (.48)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.69        $6.29        $6.44        $6.87        $7.14
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 13.39         4.39         (.09)        2.78         8.88
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,251,190     $946,755   $1,160,121   $1,426,583   $1,296,600
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .95          .95          .96         1.02         1.17
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.93         6.86         5.95         6.69         6.39
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                233.83(e)    207.35       209.02       257.12       265.71
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.25        $6.41        $6.83        $7.11        $6.99
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .33(c)       .38(c)       .35(c)       .42(c)       .39
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .44         (.17)        (.39)        (.28)         .16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .77          .21         (.04)         .14          .55
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.37)        (.37)        (.35)        (.36)        (.39)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.04)        (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --         (.01)        (.02)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.37)        (.37)        (.38)        (.42)        (.43)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.65        $6.25        $6.41        $6.83        $7.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.63         3.46         (.69)        1.92         8.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $474,783     $373,336     $458,766     $494,703     $403,704
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.70         1.71         1.77         1.92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.19         6.11         5.20         5.92         5.64
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                233.83(e)    207.35       209.02       257.12       265.71
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                 Year ended         July 26, 1999+
operating performance                     October 31          to October 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.27        $6.43        $6.54
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (c)                .32          .39          .10
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .45         (.17)        (.11)
---------------------------------------------------------------------------
Total from
investment operations                    .77          .22         (.01)
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.37)        (.38)        (.10)
---------------------------------------------------------------------------
In excess of net
investment income                         --           --           --(d)
---------------------------------------------------------------------------
From return of capital                    --(d)        --           --(d)
---------------------------------------------------------------------------
Total distributions                     (.37)        (.38)        (.10)
---------------------------------------------------------------------------
Net asset value,
end of period                          $6.67        $6.27        $6.43
---------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 12.61         3.53         (.13)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $34,545      $10,363       $1,869
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.70         1.70          .46*
---------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.03         6.17         1.36*
---------------------------------------------------------------------------
Portfolio turnover (%)                233.83(e)    207.35       209.02
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.25        $6.41        $6.84        $7.11        $6.99
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .37(c)       .42(c)       .38(c)       .47(c)       .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .42         (.17)        (.40)        (.28)         .16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .79          .25         (.02)         .19          .59
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.41)        (.38)        (.39)        (.43)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.04)        (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --         (.01)        (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.41)        (.41)        (.46)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.64        $6.25        $6.41        $6.84        $7.11
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 13.10         4.05         (.26)        2.58         8.74
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,024,351   $1,066,539   $1,623,061   $1,188,620     $368,297
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.20         1.20         1.21         1.27         1.42
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.74         6.61         5.68         6.53         5.76
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                233.83(e)    207.35       209.02       257.12       265.71
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.31        $6.46        $6.88        $7.15        $7.02
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .39(c)       .45(c)       .41(c)       .50(c)       .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .45         (.17)        (.39)        (.28)         .16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .84          .28          .02          .22          .63
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.43)        (.41)        (.42)        (.46)
-----------------------------------------------------------------------------------------------------
In excess of net
investment income                         --           --         (.02)          --           --
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.04)        (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --(d)        --         (.01)        (.03)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.43)        (.44)        (.49)        (.50)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.72        $6.31        $6.46        $6.88        $7.15
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 13.73         4.58          .27         3.02         9.23
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $234,826     $194,267     $255,873     $246,405     $170,902
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .70          .70          .71          .77          .92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               6.23         7.11         6.19         6.92         6.64
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                233.83(e)    207.35       209.02       257.12       265.71
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to Putnam CollegeAdvantage as well as defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations;
such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis. Any premium resulting from the purchase of stepped-coupon bonds is amortized on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount. The fund may enter into interest rate swap agreements, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or that the counterparty may default on its obligation to perform.

J) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

K) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

L) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2001, the value of securities loaned amounted to $6,417. The fund received cash collateral of $6,696 which is pooled with collateral of other Putnam funds into 48 issuers of high grade short-term investments.

M) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2001, the fund had no borrowings against the line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $275,521,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $ 21,203,000    October 31, 2006
   120,511,000    October 31, 2007
   124,225,000    October 31, 2008
     9,582,000    October 31, 2009

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, paydown gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and swap adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended
October 31, 2001, the fund reclassified $980,248 to decrease undistributed net investment income and $329,597 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $1,309,845. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2001, the fund's expenses were reduced by $455,456 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,601 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $398,627 and $565,541 from the sale of class A and class M shares, respectively, and received $816,488 and $11,640 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2001, Putnam Retail Management, acting as underwriter received $18,322 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,290,442,021 and $1,736,884,712, respectively. Purchases and sales of U.S. government obligations aggregated $17,419,317,561 and $16,830,560,341, respectively.

Note 4
Capital shares

At October 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 90,242,162       $ 591,873,106
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,788,499          55,943,073
---------------------------------------------------------------------------
                                           100,030,661         647,816,179

Shares
repurchased                                (63,649,380)       (411,399,415)
---------------------------------------------------------------------------
Net increase                                36,381,281       $ 236,416,764
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,576,520       $ 325,967,523
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,474,450          53,362,107
---------------------------------------------------------------------------
                                            60,050,970         379,329,630

Shares
repurchased                                (89,546,490)       (566,339,624)
---------------------------------------------------------------------------
Net decrease                               (29,495,520)      $(187,009,994)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,709,206       $ 230,855,186
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,775,237          17,766,356
---------------------------------------------------------------------------
                                            38,484,443         248,621,542

Shares
repurchased                                (26,821,980)       (172,411,013)
---------------------------------------------------------------------------
Net increase                                11,662,463       $  76,210,529
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,716,366       $  98,726,856
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,854,577          18,013,577
---------------------------------------------------------------------------
                                            18,570,943         116,740,433

Shares
repurchased                                (30,448,386)       (191,443,181)
---------------------------------------------------------------------------
Net decrease                               (11,877,443)      $ (74,702,748)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,814,537        $ 37,862,766
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  130,381             839,549
---------------------------------------------------------------------------
                                             5,944,918          38,702,315

Shares
repurchased                                 (2,420,766)        (15,760,788)
---------------------------------------------------------------------------
Net increase                                 3,524,152        $ 22,941,527
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,915,793         $12,055,510
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   47,952             300,675
---------------------------------------------------------------------------
                                             1,963,745          12,356,185

Shares
repurchased                                   (601,691)         (3,797,163)
---------------------------------------------------------------------------
Net increase                                 1,362,054         $ 8,559,022
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,463,579       $ 247,664,537
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  329,857           2,107,907
---------------------------------------------------------------------------
                                            38,793,436         249,772,444

Shares
repurchased                                (55,278,044)       (353,275,310)
---------------------------------------------------------------------------
Net decrease                               (16,484,608)      $(103,502,866)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  9,971,872       $  62,739,850
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  346,696           2,170,813
---------------------------------------------------------------------------
                                            10,318,568          64,910,663

Shares
repurchased                                (92,925,457)       (583,232,213)
---------------------------------------------------------------------------
Net decrease                               (82,606,889)      $(518,321,550)
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,409,164       $ 230,463,985
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,923,808          12,425,394
---------------------------------------------------------------------------
                                            37,332,972         242,889,379

Shares
repurchased                                (33,161,182)       (214,407,432)
---------------------------------------------------------------------------
Net increase                                 4,171,790       $  28,481,947
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,506,886       $ 110,923,703
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,377,229          15,019,596
---------------------------------------------------------------------------
                                            19,884,115         125,943,299

Shares
repurchased                                (28,715,389)       (181,722,804)
---------------------------------------------------------------------------
Net decrease                                (8,831,274)      $ (55,779,505)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

For the year ended October 31, 2001, a portion of the Fund's distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Get up-to-date information about your funds, learn more about investing and retirement planning, and access news and economic outlooks from Putnam's Web site. The site features:

* Secure access (with your Social Security number and password) to your account with all of your information, including a record of your balances and transactions, updated daily.

* On-line transactions, such as exchanges, additional investments, and address changes.

* Complete fund information, daily pricing, and long-term performance.

* Instant access to your quarterly statements, and annual and semiannual fund reports.

You can also read economic commentary from Putnam senior economic advisor Dr. Robert Goodman, use our glossary to decode investment terms, get our update on the markets, and much more.

New enhancements are added to the site regularly. Bookmark us at www.putnaminvestments.com


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

James M. Prusko
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN035-76259  004/312/510/514  12/01


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam Income Fund
Supplement to annual Report dated 10/31/01

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/01

                                                       NAV
1 year                                                13.73%
5 years                                               34.21
Annual average                                         6.06
10 years                                             103.89
Annual average                                         7.38
Life of fund (since class A inception, 11/1/54)
Annual average                                         8.42

Share value:                                           NAV
10/31/00                                              $6.31
10/31/01                                              $6.72
----------------------------------------------------------------------------
Distributions:    No.   Income   Capital gains   Return of Capital  Total
                  12   $0.4200         --            $0.0050       $0.4250
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.